UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2021

Date of reporting period:	May 1, 2020 — April 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Cap Core Fund

Annual report
4 | 30 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 21

Message from the Trustees

June 8, 2021

Dear Fellow Shareholder:

With summer at hand, it’s worth asking whether the economy has returned to normal. More than half of the 50 states have lifted pandemic-related restrictions. First-quarter growth in U.S. gross domestic product was 6%, reflecting a return nearly to pre-pandemic levels of economic output. The global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. The pandemic is not in the past, and many of the changes precipitated by it could last. During this time, dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

Putnam’s active philosophy is well suited to this time. Putnam’s investment teams are analyzing companies, industries, consumers, and even governments. They try to understand the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 35 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/20. Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

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Jerry, how were conditions for stock market investors during the reporting period?

It was a strong period of performance overall for U.S. stocks. When the period began in May 2020, the market was rebounding dramatically after the steep decline in the first quarter of the year. In June 2020, the S&P 500 Index delivered its best quarterly return in over 20 years. Also during the period, the U.S. Federal Reserve held interest rates steady and vowed to act appropriately to support the economy. It introduced several programs to support liquidity and stability in funding markets.

In September, market conditions became a bit more challenging. Although stocks delivered their second consecutive quarterly gain, market volatility picked up as Covid-19 cases began to surge globally. Also weighing on investor sentiment was uncertainty surrounding the U.S. presidential election. The market rebounded again in November, buoyed by optimism about Covid-19 vaccine development. The S&P 500 Index posted its best November performance ever, and the Dow Jones Industrial Average recorded its largest monthly gain in 33 years. Market advances continued in December, and

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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both the Dow Jones Industrial Average and the S&P 500 Index closed 2020 at record highs.

For the remainder of the period, the performance of growth-style stocks weakened somewhat. As optimism grew about a rebounding economy, investors began to favor stocks in cyclical sectors that tend to perform well in periods of economic recovery. Value-style stocks, for example, outperformed as investors responded to the rollout of three effective Covid-19 vaccines, the lifting of restrictions on businesses, and significant government stimulus, including a proposed $2.3 trillion infrastructure plan.

How did the fund perform in this environment?

It was a strong period of performance for the fund, in absolute terms as well as relative to our benchmark and peers. For the 12-month reporting period, the fund returned 57.85%, outperforming its benchmark, the Russell 3000 Index, which returned 50.92%. The fund also outperformed its Lipper peer group average for the period, which was 48.67%.

Could you provide some examples of stocks that helped fund performance during the period?

The top contributor to performance was our investment in Penn National Gaming, an operator of casinos, racetracks, and live sports betting. The stock declined sharply when the Covid-19 pandemic forced the company to shut down its 41 properties. We took advantage of the price decline and added it to the portfolio. The stock then surged as Penn National reopened properties and investors recognized the company’s long-term growth prospects. Also, we believe that Penn National’s decision to take a 36% stake in Barstool Sports will allow it to expand more broadly into online sports gaming.

Another fund performance highlight was PulteGroup, one of the largest home construction companies in the United States.

Since the Covid-19 pandemic, more people have been buying houses. In many cases, buyers have been moving from crowded cities and seeking homes in suburbs. In the second quarter of 2020, home ownership increased significantly, due in part to low mortgage rates, which make homes more affordable. Our outlook for PulteGroup remains positive, particularly because there is currently a massive housing shortage in the United States. The stock remained in the portfolio at period-end.

Another notable contributor to performance was Bank of America. As investors anticipated a rebound in the economy, stocks in the financials sector rallied. Also, we believe rising bond yields are likely to enable banks to lend at higher rates, which could boost their earnings. Bank of America, in our view, is an extremely well-managed company. We believe the stock is inexpensive relative to the company’s earnings growth potential. It offers a solid balance sheet, strong credit, very low costs, and attractive online capabilities that we believe will allow it to continue to gain market share.

What were some holdings that detracted from the fund’s performance?

Health care was an area of weakness, as our investments in large-cap biotechnology companies hurt performance. A top detractor was Amgen, which experienced a decline in revenues. Demand for its products was hurt by the Covid-19 pandemic, which brought sharp declines in new patient volumes and doctor and hospital visits by existing patients.

Also detracting from performance was Walmart. After delivering strong performance through most of 2020, the stock declined in early 2021. Investors anticipated that the company’s

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earnings would slow due to post-pandemic declines in demand.

In the technology sector, performance was dampened somewhat by our decision to focus on legacy technology companies such as Intel, whose performance was disappointing during the period. At the same time, we avoided technology stocks that we believed were too expensive, and a number of them performed very well during the period.

As the fund begins a new fiscal year, what is your perspective on opportunities in the financial markets?

We believe it is important to look at stock valuations, and that the best opportunities today are in stocks that are attractively priced relative to their growth potential. In our semiannual report six months ago, we anticipated a rotation into attractively valued stocks across all sectors. This is what has happened as the global economic outlook brightened. We believed that cheaper stocks that were hurt by the pandemic in the short term would begin to outperform, and this has also happened. We continue to dig deep in our research of companies, looking for opportunities to take advantage of attractive prices and improving business fundamentals.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/24/10)
Before sales charge	16.50%	289.36%	14.56%	137.76%	18.91%	68.75%	19.05%	57.85%
After sales charge	15.85	266.97	13.88	124.09	17.51	59.05	16.73	48.78
Class B (9/24/10)
Before CDSC	15.84	266.64	13.87	128.88	18.01	64.92	18.15	56.61
After CDSC	15.84	266.64	13.87	126.88	17.80	61.92	17.43	51.61
Class C (9/24/10)
Before CDSC	15.84	266.55	13.87	128.95	18.02	64.92	18.15	56.59
After CDSC	15.84	266.55	13.87	128.95	18.02	64.92	18.15	55.59
Class R (9/24/10)
Net asset value	16.21	279.75	14.27	134.67	18.60	67.41	18.74	57.45
Class R6 (5/22/18)
Net asset value	16.82	300.16	14.87	141.46	19.28	70.48	19.46	58.37
Class Y (9/24/10)
Net asset value	16.79	299.04	14.84	140.79	19.21	70.01	19.35	58.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	15.31%	271.65%	14.03%	125.60%	17.67%	68.29%	18.95%	50.92%
Lipper Multi-Cap Core
Funds category average*	13.46	218.42	12.13	105.41	15.34	56.14	15.88	48.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/21, there were 644, 581, 509, 351, and 342 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $36,664 and $36,655, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6 and Y shares would have been valued at $37,975, $40,016, and $39,904, respectively.

Multi-Cap Core Fund 9

Fund price and distribution information For the 12-month period ended 4/30/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.258		$0.037	$0.047	$0.149	$0.351	$0.321
Capital gains
Long-term gains	0.400		0.400	0.400	0.400	0.400	0.400
Short-term gains	—		—	—	—	—	—
Total	$0.658		$0.437	$0.447	$0.549	$0.751	$0.721
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/20	$22.64	$24.02	$21.87	$21.83	$22.50	$22.82	$22.80
4/30/21	34.95	37.08	33.73	33.65	34.77	35.24	35.22

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/24/10)
Before sales charge	16.08%	281.58%	14.33%	126.47%	17.76%	60.44%	17.07%	69.98%
After sales charge	15.42	259.64	13.65	113.45	16.37	51.22	14.78	60.21
Class B (9/24/10)
Before CDSC	15.41	259.27	13.64	118.22	16.89	56.95	16.21	68.72
After CDSC	15.41	259.27	13.64	116.22	16.68	53.95	15.47	63.72
Class C (9/24/10)
Before CDSC	15.42	259.43	13.65	118.13	16.88	56.93	16.21	68.71
After CDSC	15.42	259.43	13.65	118.13	16.88	56.93	16.21	67.71
Class R (9/24/10)
Net asset value	15.79	272.30	14.05	123.60	17.46	59.23	16.77	69.49
Class R6 (5/22/18)
Net asset value	16.40	292.39	14.65	129.95	18.12	62.14	17.48	70.58
Class Y (9/24/10)
Net asset value	16.37	291.29	14.62	129.30	18.05	61.68	17.37	70.40

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/20	1.00%	1.75%	1.75%	1.25%	0.63%	0.75%
Annualized expense ratio for the
six-month period ended 4/30/21†	0.98%	1.73%	1.73%	1.23%	0.63%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/20 to 4/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.79	$10.19	$10.19	$7.26	$3.72	$4.31
Ending value (after expenses)	$1,381.40	$1,376.10	$1,376.10	$1,379.50	$1,383.60	$1,383.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/21, use the following calculation method. To find the value of your investment on 11/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.91	$8.65	$8.65	$6.16	$3.16	$3.66
Ending value (after expenses)	$1,019.93	$1,016.22	$1,016.22	$1,018.70	$1,021.67	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Multi-Cap Core Fund

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Multi-Cap Core Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law,

14 Multi-Cap Core Fund

neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2021, Putnam employees had approximately $580,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund 15

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020.

The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Multi-Cap Core Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Multi-Cap Core Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Cap Core Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations and changes in net assets for the year ended April 30, 2021, including the related notes, and the financial highlights for the year ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations, changes in its net assets and the financial highlights for the year ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent, portfolio company investee and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

18 Multi-Cap Core Fund

The fund’s portfolio 4/30/21

COMMON STOCKS (93.3%)*	Shares	Value
Aerospace and defense (1.8%)
Northrop Grumman Corp.	69,465	$24,621,175
Raytheon Technologies Corp.	384,542	32,009,276
		56,630,451
Air freight and logistics (0.5%)
FedEx Corp.	58,154	16,882,688
		16,882,688
Airlines (1.2%)
Southwest Airlines Co. †	596,103	37,423,346
		37,423,346
Auto components (1.2%)
Magna International, Inc. (Canada)	393,102	37,116,691
		37,116,691
Banks (5.5%)
Bank of America Corp.	2,696,042	109,270,582
Citigroup, Inc.	569,816	40,593,692
KeyCorp	743,621	16,181,193
Wells Fargo & Co.	267,011	12,028,846
		178,074,313
Beverages (1.3%)
Coca-Cola Co. (The)	471,665	25,460,477
Molson Coors Beverage Co. Class B † S	286,818	15,760,649
		41,221,126
Biotechnology (3.3%)
AbbVie, Inc.	375,052	41,818,298
Amgen, Inc.	182,888	43,827,280
Biogen, Inc. †	50,033	13,375,322
Vor BioPharma, Inc. † S	250,332	7,054,356
		106,075,256
Capital markets (4.7%)
Ameriprise Financial, Inc.	130,097	33,617,065
Apollo Global Management, Inc.	192,464	10,656,732
Goldman Sachs Group, Inc. (The)	118,975	41,456,839
KKR & Co., Inc. Class A	449,188	25,415,057
Morgan Stanley	272,924	22,529,876
Raymond James Financial, Inc.	121,369	15,872,638
		149,548,207
Chemicals (0.8%)
Eastman Chemical Co.	228,326	26,346,537
		26,346,537
Communications equipment (1.4%)
Cisco Systems, Inc./California	886,157	45,114,253
		45,114,253
Construction materials (0.4%)
Summit Materials, Inc. Class A †	401,296	11,553,312
		11,553,312
Containers and packaging (0.2%)
Karat Packaging, Inc. †	411,735	7,596,511
		7,596,511

Multi-Cap Core Fund 19

COMMON STOCKS (93.3%)* cont.	Shares	Value
Distributors (0.2%)
LKQ Corp. †	157,668	$7,364,672
		7,364,672
Diversified financial services (2.6%)
Berkshire Hathaway, Inc. Class B †	220,792	60,706,760
Climate Change Crisis Real Impact I Acquisition Corp. Class A (acquired
1/22/21, cost $9,199,180) (Private) † ∆∆ F ƥ	919,918	10,804,437
FirstMark Horizon Acquisition Corp. Class A †	412,176	4,121,760
Senior Connect Acquisition Corp. I Class A †	909,766	9,006,683
		84,639,640
Diversified telecommunication services (1.0%)
AT&T, Inc.	389,529	12,235,106
Liberty Global PLC Class A (United Kingdom) †	772,750	20,786,975
		33,022,081
Electric utilities (2.1%)
Exelon Corp.	503,479	22,626,346
NRG Energy, Inc.	602,279	21,573,634
PG&E Corp. † S	2,196,809	24,867,878
		69,067,858
Entertainment (1.2%)
Walt Disney Co. (The) †	200,500	37,297,010
		37,297,010
Equity real estate investment trusts (REITs) (1.8%)
Armada Hoffler Properties, Inc. R	970,846	13,232,631
Boston Properties, Inc. R	96,483	10,550,416
Gaming and Leisure Properties, Inc. R	708,093	32,919,244
		56,702,291
Food and staples retail (1.7%)
Walmart, Inc.	390,781	54,674,170
		54,674,170
Health-care equipment and supplies (0.6%)
Medtronic PLC	148,848	19,487,180
		19,487,180
Health-care providers and services (5.0%)
Cigna Corp.	77,520	19,303,255
CVS Health Corp.	237,603	18,152,869
HCA Healthcare, Inc.	148,993	29,956,533
McKesson Corp.	112,353	21,072,929
Tenet Healthcare Corp. †	335,062	19,855,774
UnitedHealth Group, Inc.	128,969	51,432,837
		159,774,197
Hotels, restaurants, and leisure (0.4%)
Chuy’s Holdings, Inc. †	174,323	8,517,422
Kura Sushi USA, Inc. Class A † S	139,950	5,039,600
		13,557,022
Household durables (1.4%)
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private)
(Germany) † F ∆∆	48	43
PulteGroup, Inc.	786,603	46,503,969
		46,504,012

20 Multi-Cap Core Fund

COMMON STOCKS (93.3%)* cont.	Shares	Value
Industrial conglomerates (1.4%)
Honeywell International, Inc.	201,199	$44,875,425
		44,875,425
Insurance (1.3%)
Arch Capital Group, Ltd. †	474,421	18,839,258
Assured Guaranty, Ltd.	456,543	23,215,212
		42,054,470
Interactive media and services (5.8%)
Alphabet, Inc. Class C †	49,031	118,170,594
Facebook, Inc. Class A †	210,374	68,388,380
		186,558,974
Internet and direct marketing retail (3.7%)
Amazon.com, Inc. †	34,566	119,854,840
		119,854,840
IT Services (2.5%)
Mastercard, Inc. Class A	137,741	52,625,326
PayPal Holdings, Inc. †	104,634	27,444,452
		80,069,778
Machinery (0.7%)
Otis Worldwide Corp.	279,852	21,792,075
		21,792,075
Media (1.2%)
Comcast Corp. Class A	676,690	37,996,144
		37,996,144
Metals and mining (1.8%)
Freeport-McMoRan, Inc. (Indonesia) †	600,128	22,630,827
Nucor Corp.	410,718	33,785,663
		56,416,490
Mortgage real estate investment trusts (REITs) (0.3%)
Starwood Property Trust, Inc. R	316,370	8,168,673
		8,168,673
Multiline retail (1.5%)
Target Corp.	238,915	49,517,523
		49,517,523
Oil, gas, and consumable fuels (1.8%)
Comstock Resources, Inc. † S	1,702,584	9,347,186
ConocoPhillips	269,334	13,773,741
Enterprise Products Partners LP	1,019,528	23,459,339
Phillips 66	144,376	11,681,462
		58,261,728
Pharmaceuticals (2.4%)
Eli Lilly and Co.	155,120	28,351,282
Johnson & Johnson	307,513	50,041,590
		78,392,872
Real estate management and development (0.8%)
CBRE Group, Inc. Class A †	314,782	26,819,426
		26,819,426
Road and rail (1.2%)
Union Pacific Corp.	173,190	38,463,767
		38,463,767

Multi-Cap Core Fund 21

COMMON STOCKS (93.3%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (3.9%)
Intel Corp.	532,910	$30,658,312
Lam Research Corp.	85,689	53,165,740
Micron Technology, Inc. †	240,421	20,693,035
Texas Instruments, Inc.	110,128	19,879,205
		124,396,292
Software (10.3%)
Citrix Systems, Inc.	76,066	9,420,774
DoubleVerify Holdings, Inc. †	175,640	6,184,284
Dynatrace, Inc. †	310,305	16,148,272
Microsoft Corp.	949,088	239,341,012
Oracle Corp.	601,001	45,549,866
Salesforce.com, Inc. †	59,896	13,795,247
Upland Software, Inc. †	92,708	4,594,608
		335,034,063
Specialty retail (3.1%)
Best Buy Co., Inc.	261,645	30,421,464
Lowe’s Cos., Inc.	348,493	68,391,751
		98,813,215
Technology hardware, storage, and peripherals (7.3%)
Apple, Inc.	1,655,280	217,603,109
NCR Corp. †	342,225	15,656,794
		233,259,903
Tobacco (0.7%)
Altria Group, Inc.	451,887	21,577,604
		21,577,604
Trading companies and distributors (1.3%)
United Rentals, Inc. †	132,510	42,396,575
		42,396,575
Total common stocks (cost $1,591,386,146)		$3,000,392,661

UNITS (0.5%)*	Units	Value
COVA Acquisition Corp. †	728,239	$7,282,390
Switchback II Corp. (acquired 1/8/21, cost $10,921,040) † ∆∆	844,028	8,769,451
Total units (cost $15,722,670)		$16,051,841

	Principal
CONVERTIBLE BONDS AND NOTES (0.5%)*	amount	Value
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26	$3,761,000	$14,526,863
Total convertible bonds and notes (cost $3,761,000)		$14,526,863

22 Multi-Cap Core Fund

	Principal amount/
SHORT-TERM INVESTMENTS (6.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	27,571,769	$27,571,769
Putnam Short Term Investment Fund Class P 0.10% L	Shares	174,470,337	174,470,337
U.S. Treasury Bills 0.043%, 6/3/21 #		$400,000	399,998
U.S. Treasury Bills 0.039%, 6/1/21 #		3,800,000	3,799,969
U.S. Treasury Bills 0.037%, 6/10/21 #		300,000	299,997
U.S. Treasury Bills 0.010%, 6/29/21 #		4,900,000	4,899,884
Total short-term investments (cost $211,441,872)			$211,441,954

TOTAL INVESTMENTS
Total investments (cost $1,822,311,688)	$3,242,413,319

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,214,526,494.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $19,573,931, or 0.6% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $9,134,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ƥ Represents the asset to be received in a private investment in public entity (PIPE) commitment, of which $9,199,180 is included in the Payable for purchases of delayed delivery securities (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/21
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	720	$81,592,164	$81,414,000	Jun-21	$(482,278)
S&P 500 Index E-Mini (Long)	395	82,578,108	82,444,400	Jun-21	4,810,645
Unrealized appreciation					4,810,645
Unrealized (depreciation)					(482,278)
Total					$4,328,367

Multi-Cap Core Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$294,874,209	$—	$—
Consumer discretionary	372,727,932	—	43
Consumer staples	117,472,900	—	—
Energy	58,261,728	—	—
Financials	451,680,866	—	10,804,437
Health care	363,729,505	—	—
Industrials	258,464,327	—	—
Information technology	817,874,289	—	—
Materials	101,912,850	—	—
Real estate	83,521,717	—	—
Utilities	69,067,858	—	—
Total common stocks	2,989,588,181	—	10,804,480

Convertible bonds and notes	—	14,526,863	—
Units	16,051,841	—	—
Short-term investments	—	211,441,954	—
Totals by level	$3,005,640,022	$225,968,817	$10,804,480

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$4,328,367	$—	$—
Totals by level	$4,328,367	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Multi-Cap Core Fund

Statement of assets and liabilities 4/30/21

ASSETS
Investment in securities, at value, including $27,009,419 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,620,269,582)	$3,040,371,213
Affiliated issuers (identified cost $202,042,106) (Notes 1 and 5)	202,042,106
Cash	9,197,206
Foreign currency (cost $286) (Note 1)	293
Dividends, interest and other receivables	3,058,662
Receivable for shares of the fund sold	2,662,083
Receivable for investments sold	1,417,614
Prepaid assets	44,473
Total assets	3,258,793,650

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	9,199,180
Payable for shares of the fund repurchased	1,876,400
Payable for compensation of Manager (Note 2)	1,464,416
Payable for custodian fees (Note 2)	17,867
Payable for investor servicing fees (Note 2)	712,331
Payable for Trustee compensation and expenses (Note 2)	795,267
Payable for administrative services (Note 2)	8,141
Payable for distribution fees (Note 2)	636,320
Payable for variation margin on futures contracts (Note 1)	1,721,122
Collateral on securities loaned, at value (Note 1)	27,571,769
Other accrued expenses	264,343
Total liabilities	44,267,156

Net assets	$3,214,526,494

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,545,973,697
Total distributable earnings (Note 1)	1,668,552,797
Total — Representing net assets applicable to capital shares outstanding	$3,214,526,494

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,338,484,246 divided by 66,912,884 shares)	$34.95
Offering price per class A share (100/94.25 of $34.95)*	$37.08
Net asset value and offering price per class B share ($30,910,973 divided by 916,417 shares)**	$33.73
Net asset value and offering price per class C share ($163,874,918 divided by 4,869,362 shares)**	$33.65
Net asset value, offering price and redemption price per class R share
($3,796,165 divided by 109,172 shares)	$34.77
Net asset value, offering price and redemption price per class R6 share
($51,886,295 divided by 1,472,332 shares)	$35.24
Net asset value, offering price and redemption price per class Y share
($625,573,897 divided by 17,763,858 shares)	$35.22

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of operations Year ended 4/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $131,728)	$43,453,569
Interest (including interest income of $96,563 from investments in affiliated issuers) (Note 5)	309,890
Securities lending (net of expenses) (Notes 1 and 5)	162,127
Total investment income	43,925,586

EXPENSES
Compensation of Manager (Note 2)	14,405,216
Investor servicing fees (Note 2)	3,947,701
Custodian fees (Note 2)	32,121
Trustee compensation and expenses (Note 2)	118,426
Distribution fees (Note 2)	6,594,102
Administrative services (Note 2)	69,517
Other	708,722
Total expenses	25,875,805
Expense reduction (Note 2)	(2,162)
Net expenses	25,873,643

Net investment income	18,051,943

REALIZED AND UNREALIZED GAIN
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	218,108,574
Foreign currency transactions (Note 1)	2,574
Futures contracts (Note 1)	18,441,075
Written options (Note 1)	105,639
Total net realized gain	236,657,862
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	949,915,385
Assets and liabilities in foreign currencies	8
Futures contracts	4,328,367
Total change in net unrealized appreciation	954,243,760

Net gain on investments	1,190,901,622

Net increase in net assets resulting from operations	$1,208,953,565

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/21	Year ended 4/30/20
Operations
Net investment income	$18,051,943	$25,587,984
Net realized gain on investments
and foreign currency transactions	236,657,862	26,129,931
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	954,243,760	(90,666,051)
Net increase (decrease) in net assets resulting
from operations	1,208,953,565	(38,948,136)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,229,544)	(14,764,672)
Class B	(38,728)	(13,852)
Class C	(251,437)	(152,922)
Class R	(15,435)	(20,341)
Class R6	(474,431)	(448,598)
Class Y	(5,523,382)	(5,477,828)
Net realized short-term gain on investments
Class A	—	(1,950,051)
Class B	—	(38,786)
Class C	—	(186,166)
Class R	—	(4,282)
Class R6	—	(41,730)
Class Y	—	(572,310)
From net realized long-term gain on investments
Class A	(26,712,472)	(65,883,863)
Class B	(418,686)	(1,310,418)
Class C	(2,139,889)	(6,289,750)
Class R	(41,435)	(144,683)
Class R6	(540,662)	(1,409,880)
Class Y	(6,882,718)	(19,335,917)
Decrease from capital share transactions (Note 4)	(140,512,216)	(207,563,925)
Total increase (decrease) in net assets	1,008,172,530	(364,558,110)

NET ASSETS
Beginning of year	2,206,353,964	2,570,912,074
End of year	$3,214,526,494	$2,206,353,964

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2021	$22.64	.19	12.78	12.97	(.26)	(.40)	(.66)	$34.95	57.85	$2,338,484.98		.68	46
April 30, 2020	24.11	.25	(.54)	(.29)	(.21)	(.97)	(1.18)	22.64	(1.62)	1,583,575	1.00	1.04	26
April 30, 2019	22.66	.21	1.73	1.94	—	(.49)	(.49)	24.11	8.66	1,746,453	1.03[d]	.91	41
April 30, 2018	20.17	.18	2.88	3.06	(.24)	(.33)	(.57)	22.66	15.22	172,995	1.06[e]	.80	80
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	(.18)	20.17	22.28	138,053	1.05	1.01	76
Class B
April 30, 2021	$21.87	(.01)	12.31	12.30	(.04)	(.40)	(.44)	$33.73	56.61	$30,911	1.73	(.04)	46
April 30, 2020	23.30	.07	(.52)	(.45)	(.01)	(.97)	(.98)	21.87	(2.30)	27,496	1.75	.30	26
April 30, 2019	22.09	.04	1.66	1.70	—	(.49)	(.49)	23.30	7.79	38,063	1.78[d]	.19	41
April 30, 2018	19.68	.01	2.81	2.82	(.08)	(.33)	(.41)	22.09	14.41	16,059	1.81[e]	.05	80
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	(.07)	19.68	21.31	14,546	1.80	.22	76
Class C
April 30, 2021	$21.83	(.01)	12.28	12.27	(.05)	(.40)	(.45)	$33.65	56.59	$163,875	1.73	(.05)	46
April 30, 2020	23.27	.07	(.52)	(.45)	(.02)	(.97)	(.99)	21.83	(2.30)	136,476	1.75	.30	26
April 30, 2019	22.06	.05	1.65	1.70	—	(.49)	(.49)	23.27	7.80	172,982	1.78[d]	.21	41
April 30, 2018	19.65	.01	2.81	2.82	(.08)	(.33)	(.41)	22.06	14.41	129,480	1.81[e]	.05	80
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	(.04)	19.65	21.35	113,298	1.80	.24	76
Class R
April 30, 2021	$22.50	.13	12.69	12.82	(.15)	(.40)	(.55)	$34.77	57.45	$3,796	1.23	.45	46
April 30, 2020	23.96	.19	(.55)	(.36)	(.13)	(.97)	(1.10)	22.50	(1.89)	3,043	1.25	.80	26
April 30, 2019	22.58	.16	1.71	1.87	—	(.49)	(.49)	23.96	8.38	4,395	1.28[d]	.69	41
April 30, 2018	20.10	.12	2.88	3.00	(.19)	(.33)	(.52)	22.58	15.00	2,334	1.31[e]	.53	80
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	(.14)	20.10	21.89	1,868	1.30	.72	76
Class R6
April 30, 2021	$22.82	.29	12.88	13.17	(.35)	(.40)	(.75)	$35.24	58.37	$51,886.63		1.03	46
April 30, 2020	24.28	.34	(.53)	(.19)	(.30)	(.97)	(1.27)	22.82	(1.23)	35,151.63		1.40	26
April 30, 2019 †	23.57	.28	.92	1.20	—	(.49)	(.49)	24.28	5.19 *	39,959	.62*d	1.23*	41
Class Y
April 30, 2021	$22.80	.26	12.88	13.14	(.32)	(.40)	(.72)	$35.22	58.26	$625,574.73		.93	46
April 30, 2020	24.26	.32	(.54)	(.22)	(.27)	(.97)	(1.24)	22.80	(1.35)	420,613.75		1.30	26
April 30, 2019	22.75	.28	1.72	2.00	—	(.49)	(.49)	24.26	8.90	548,746	.78[d]	1.20	41
April 30, 2018	20.24	.24	2.89	3.13	(.29)	(.33)	(.62)	22.75	15.54	319,118	.81[e]	1.11	80
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	(.23)	20.24	22.58	306,524.80		1.19	76

Not annualized.

† For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Includes one-time merger costs of 0.04% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund	Multi-Cap Core Fund 29

Notes to financial statements 4/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2020 through April 30, 2021.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

30 Multi-Cap Core Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Multi-Cap Core Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

32 Multi-Cap Core Fund

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $27,571,769 and the value of securities loaned amounted to $27,009,419.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Multi-Cap Core Fund 33

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from unrealized gains and losses on certain futures contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,963,511 to decrease undistributed net investment income, $5,681 to decrease paid-in capital and $1,969,192 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,431,847,669
Unrealized depreciation	(9,693,975)
Net unrealized appreciation	1,422,153,694
Undistributed ordinary income	15,779,323
Undistributed short-term gains	138,379,210
Undistributed long-term gains	92,240,563
Cost for federal income tax purposes	$1,824,587,992

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

34 Multi-Cap Core Fund

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.545% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,901,826	Class R6	20,338
Class B	44,231	Class Y	751,237
Class C	225,094	Total	$3,947,701
Class R	4,975

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,162 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,043, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Multi-Cap Core Fund 35

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,801,702
Class B	1.00%	1.00%	291,416
Class C	1.00%	1.00%	1,484,561
Class R	1.00%	0.50%	16,423
Total			$6,594,102

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $120,078 from the sale of class A shares and received $3,575 and $580 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $109 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,168,758,414	$1,498,166,331
U.S. government securities (Long-term)	—	—
Total	$1,168,758,414	$1,498,166,331

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36 Multi-Cap Core Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	2,716,189	$79,322,539	2,889,137	$71,118,386
Shares issued in connection with
reinvestment of distributions	1,409,572	41,159,518	3,119,643	77,585,532
	4,125,761	120,482,057	6,008,780	148,703,918
Shares repurchased	(7,149,032)	(200,966,683)	(8,513,675)	(202,602,759)
Net decrease	(3,023,271)	$(80,484,626)	(2,504,895)	$(53,898,841)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	9,661	$276,855	14,305	$326,101
Shares issued in connection with
reinvestment of distributions	15,948	450,855	55,972	1,348,376
	25,609	727,710	70,277	1,674,477
Shares repurchased	(366,670)	(9,959,975)	(446,089)	(10,346,699)
Net decrease	(341,061)	$(9,232,265)	(375,812)	$(8,672,222)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	458,655	$12,892,161	536,783	$12,515,554
Shares issued in connection with
reinvestment of distributions	82,782	2,335,289	260,606	6,267,564
	541,437	15,227,450	797,389	18,783,118
Shares repurchased	(1,925,205)	(52,275,378)	(1,976,499)	(45,025,840)
Net decrease	(1,383,768)	$(37,047,928)	(1,179,110)	$(26,242,722)

			YEAR ENDED 4/30/20*
Class M			Shares	Amount
Shares sold			11,512	$270,687
Shares issued in connection with
reinvestment of distributions			—	—
			11,512	270,687
Shares repurchased			(868,966)	(22,224,714)
Net decrease			(857,454)	$(21,954,027)

Multi-Cap Core Fund 37

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	15,114	$441,512	26,933	$652,103
Shares issued in connection with
reinvestment of distributions	1,955	56,864	6,769	167,544
	17,069	498,376	33,702	819,647
Shares repurchased	(43,118)	(1,145,877)	(81,928)	(1,927,952)
Net decrease	(26,049)	$(647,501)	(48,226)	$(1,108,305)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	237,854	$7,346,149	252,101	$6,113,057
Shares issued in connection with
reinvestment of distributions	34,296	1,008,633	75,747	1,895,947
	272,150	8,354,782	327,848	8,009,004
Shares repurchased	(340,248)	(9,314,392)	(433,045)	(10,342,141)
Net decrease	(68,098)	$(959,610)	(105,197)	$(2,333,137)

	YEAR ENDED 4/30/21		YEAR ENDED 4/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,585,123	$107,997,851	3,843,891	$91,654,065
Shares issued in connection with
reinvestment of distributions	394,144	11,587,826	947,958	23,717,904
	3,979,267	119,585,677	4,791,849	115,371,969
Shares repurchased	(4,660,015)	(131,725,963)	(8,962,549)	(208,726,640)
Net decrease	(680,748)	$(12,140,286)	(4,170,700)	$(93,354,671)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/20	cost	proceeds	income	of 4/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$130,200,565	$477,271,940	$579,900,736	$180,194	$27,571,769
Putnam Short Term
Investment Fund**	7,104,887	515,709,910	348,344,460	96,563	174,470,337
Total Short-term
investments	$137,305,452	$992,981,850	$928,245,196	$276,757	$202,042,106

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

38 Multi-Cap Core Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$90,000
Futures contracts (number of contracts)	500
Warrants (number of warrants)	680,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$4,810,645*	Unrealized depreciation	$482,278*
Total		$4,810,645		$482,278

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Futures	Total
Equity contracts	$580,596	$105,639	$18,441,075	$19,127,310
Total	$580,596	$105,639	$18,441,075	$19,127,310

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$(177,984)	$4,328,367	$4,150,383
Total	$(177,984)	$4,328,367	$4,150,383

Multi-Cap Core Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	1,721,122	1,721,122
Total Liabilities	$1,721,122	$1,721,122
Total Financial and Derivative Net Assets	$(1,721,122)	$(1,721,122)
Total collateral received (pledged)†##	$—
Net amount	$(1,721,122)
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $9,134,000.

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended April 30, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended April 30, 2020, and the issuance of KPMG LLP’s report thereon.

40 Multi-Cap Core Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $113,638,006 as a capital gain dividend with respect to the taxable year ended April 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 23.66% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 24.58%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $115,311 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Multi-Cap Core Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

42 Multi-Cap Core Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2021, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Core Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2021	$66,538	$ —	$7,891	$ —
April 30, 2020	$36,745	$ —	$3,505	$ —

For the fiscal years ended April 30, 2021 and April 30, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $317,191 and $3,505 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2021	$ —	$309,300	$ —	$ —
April 30, 2020	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2021